Exhibit 15.2

CONSENT OF QUALIFIED PERSON

I, Balazs Nemeth, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 7, 2024

/s/ Balazs Nemeth
Name:	Balazs Nemeth, MAusIMM
Title:	Principal Geophysicist Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Cameron McKinnon, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 7, 2024

/s/ Cameron McKinnon
Name:	Cameron McKinnon, APEGS
Title:	Manager Process Engineering Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Graham Reynolds, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 7, 2024

/s/ Graham Reynolds
Name:	Graham Reynolds, MAusIMM
Title:	General Manager Operational Readiness Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Jairo Gomez, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 7, 2024

/s/ Jairo Gomez
Name:	Jairo Gomez, APEGS
Title:	Principal Geotechnical Engineer Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Jessica Perras, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 14, 2024

/s/ Jessica Perras
Name:	Jessica Perras, APEGS
Title:	Tailings & Closure Planner Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Johannes Sondergaard, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 7, 2024

/s/ Johannes Sondergaard
Name:	Johannes Sondergaard, MAusIMM
Title:	Manager Resource Engineering Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Melanie Failler, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 7, 2024

/s/ Melanie Failler
Name:	Melanie Failler, ASPB
Title:	Principal Environment Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Ozen Turkekul, in connection with the annual report on Form 20-F for the year ended June 30, 2024 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2024, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•

the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) and Registration Statement on Form F-3 (No. 333-269898) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 7, 2024

/s/ Ozen Turkekul
Name:	Ozen Turkekul, APEGS
Title:	Principal Geologist Jansen
BHP